UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |X| Definitive Proxy Statement |_| Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               RENTRAK CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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|_|     Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

                               RENTRAK CORPORATION
                               ONE AIRPORT CENTER
                           7700 N.E. AMBASSADOR PLACE
                             PORTLAND, OREGON 97220

                                                                   July 8, 2002

To Our Shareholders:

     Our 2002 Annual Meeting of Shareholders will be held on Thursday, August 22, 2002, at 10:00 a.m., Pacific Daylight Time, at our executive offices, located at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement. Our 2002 Annual Report is also enclosed.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.


                                             Sincerely yours,


                                             /s/ Paul A. Rosenbaum
                                             PAUL A. ROSENBAUM
                                             Chairman of the Board

                               RENTRAK CORPORATION
                               ONE AIRPORT CENTER
                           7700 N.E. AMBASSADOR PLACE
                             PORTLAND, OREGON 97220

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 22, 2002
To the Shareholders of
Rentrak Corporation:

     The Annual Meeting of Shareholders of Rentrak Corporation ("Rentrak") will be held on Thursday, August 22, 2002, at 10:00 a.m., Pacific Daylight Time, at Rentrak's executive offices, located at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220, for the following purposes:

     1. To elect a Board of Directors consisting of six members, each to serve until the next annual meeting of shareholders and until his successor is duly elected and qualified;

     2. To consider and approve an amendment to the 1997 Equity Participation Plan to increase the number of shares of common stock from 1,600,000 to 2,075,000;

     3.   To hear reports from various officers of Rentrak; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on June 24, 2002 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. The proxy statement, proxy card and 2002 Annual Report to Shareholders accompany this Notice.

     Whether or not you plan to attend the Annual Meeting, please fill out, sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. You may revoke your proxy in writing or at the Annual Meeting if you wish to vote in person.

                                             By Order of the Board of Directors:


                                             /s/ F. Kim Cox
                                             F. KIM COX
                                             President and Secretary
Portland, Oregon
July 8, 2002

                               RENTRAK CORPORATION
                               ONE AIRPORT CENTER
                           7700 N.E. AMBASSADOR PLACE
                             PORTLAND, OREGON 97220
                           --------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 22, 2002
                           --------------------------

DATE, TIME, PLACE OF MEETING

     The board of directors of Rentrak Corporation ("Rentrak") is furnishing this proxy statement and the accompanying 2002 Annual Report to Shareholders, notice of annual meeting, and the enclosed proxy card in connection with the board's solicitation of proxies for use at Rentrak's 2002 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held Thursday, August 22, 2002, at 10:00 a.m. Pacific Daylight Time, at Rentrak's executive offices, located on the fourth floor at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.

SOLICITATION AND REVOCATION OF PROXIES

     Shares represented by a proxy card that is properly dated, executed and returned will be voted as directed on the proxy. If no direction is given, proxies will be voted FOR each of the director nominees selected by the board of directors and FOR the amendment to the 1997 Equity Participation Plan. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters. Any proxy given by a shareholder may be revoked at any time prior to its use by execution of a later-dated proxy delivered to Rentrak's Secretary, by vote in person at the Annual Meeting, or by written notice of revocation delivered to Rentrak's Secretary.

     Rentrak's board of directors has selected the two persons named on the enclosed proxy card to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Rentrak 2002 Annual Report to Shareholders are being mailed on or about July 8, 2002 to shareholders of record on June 24, 2002.

PURPOSES OF THE ANNUAL MEETING

         The Annual Meeting has been called for the following purposes:

o To elect a board of directors consisting of six members, each to serve until the next annual meeting of shareholders and until his successor is duly elected and qualified;

o To consider and approve an amendment to the 1997 Equity Participation Plan to increase the number of shares of common stock from 1,600,000 to 2,075,000;

o         To hear reports from various officers of Rentrak; and

o To transact such other business as may properly come before the meeting or any adjournments thereof.

     Section 2.3.1 of Rentrak's 1995 Restated Bylaws, as amended, sets forth procedures to be followed for introducing business at a shareholders meeting. Rentrak has no knowledge of any other matters that may be properly presented at the Annual Meeting. If other matters do properly come before the Annual Meeting in accordance with the 1995 Restated Bylaws, the persons named in the proxy card will vote your proxy in accordance with their judgment on such matters in the exercise of their sole discretion.

RECORD DATE AND SHARES OUTSTANDING

     Only shareholders of record at the close of business on June 24, 2002 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, 9,827,231 shares of Rentrak common stock were outstanding. For information regarding the ownership of Rentrak common stock by holders of more than five percent of the outstanding shares and by Rentrak's directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management."

VOTING; QUORUM; VOTE REQUIRED

     Each share of common stock outstanding on the Record Date is entitled to one vote per share at the Annual Meeting. Shareholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of Rentrak's outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, will be required to elect persons nominated to be directors. The amendment to the 1997 Equity Participation Plan will be approved if the votes cast at the Annual Meeting in favor of the amendment, in person or by proxy, exceed the votes cast opposing the amendment.

EFFECT OF ABSTENTIONS

     If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. However, only votes cast in favor of a nominee for director will have an effect on the outcome of the election of directors. Abstention also will have no effect on the outcome of the vote on the amendment to the 1997 Equity Participation Plan.

EFFECT OF BROKER NON-VOTES

     If a broker holds your shares in street name, you should instruct your broker how to vote. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to the matter being considered and they did not receive voting instructions from the beneficial owner. Broker non-votes are deemed present at the Annual Meeting for purposes of determining whether a quorum is present, but will have no effect on the outcome of the election of directors or the vote on the amendment to the 1997 Equity Participation Plan.

2003 SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 2003 Annual Meeting of Shareholders is March 10, 2003. To be considered at the 2003 Annual Meeting of Shareholders,
Section 2.3.1 of Rentrak's 1995 Bylaws, as amended, requires shareholders to deliver notice of all proposals, nominations for director and other business to Rentrak's principal executive office no later than 60 calendar days (or by June 23, 2003) and no earlier than 90 calendar days prior to the first anniversary of the date of the 2002 Annual Meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Rentrak's 1995 Restated Bylaws, as amended, provide that its board of directors shall consist of six members. The board of directors has nominated the individuals named below to fill the six positions. If for any reason any of the nominees named below should become unavailable for election (an event that the board does not anticipate), proxies will be voted for the election of such substitute nominee as the board in its discretion may recommend. Proxies cannot be voted for more than six nominees. If a vacancy occurs after the Annual
Meeting, the board of directors may elect a replacement to serve for the remainder of the unexpired term.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR:

     CECIL D. ANDRUS (age 70). In 1995, Mr. Andrus founded and serves as the chairman of the Andrus Center for Public Policy at Boise State University. Since 1995, Mr. Andrus has also been of counsel to the Gallatin Group, a public policy consulting firm in Boise, Idaho. He was elected governor of the state of Idaho for four terms (beginning in 1970, 1974, 1986, and 1990). Mr. Andrus also was the U.S. Secretary of the Interior from 1977 to 1981. Mr. Andrus serves as a director of Albertsons, Inc., KeyCorp, and Coeur d'Alene Mines.

     GEORGE H. KUPER (age 61). Since April 2001, Mr. Kuper served as Chief Operating Officer of Rentrak's e-fulfillment subsidiary 3PF.COM, Inc., through December 2002, on a part-time consulting basis. For several years, Mr. Kuper has been an independent consultant in the areas of public policy, environmental and energy issues and provides advice to small and start-up companies in the chemical, electronics, and software industries. Mr. Kuper has also served as president, chief executive officer, and a director of the Council of Great Lake Industries ("CGLI") located in Ann Arbor, Michigan, since 1994. CGLI is affiliated with the World Business Council for Sustainable Development located in Geneva, Switzerland and is a not-for-profit association consisting of more than two dozen U.S. and Canadian companies. Since 1994, Mr. Kuper has also served as the chairman of the Office of the Secretary of Defense Working Group on Dual-Use Technology Policy. Prior to 1994, Mr. Kuper's activities included serving for three years as the executive director of the National Center for Productivity and Quality of Working Life, a Presidential appointment, working for General Electric Company for five years to enhance its productivity programs, and serving as executive director of the Manufacturing Studies Board of the National Academy of Sciences, National Research Council, for five years. Mr. Kuper received a B.A. in political science from The Johns Hopkins University and an M.B.A. from the Harvard School of Business Administration.

     JOON S. MOON, Ph.D. (age 64). Dr. Moon has served as the chairman of Rooto Corporation, a manufacturer of industrial and household chemicals, for more than the past five years. Dr. Moon's background is as a research chemist with E.I. duPont de Nemours Company and Celanese Corporation. Dr. Moon received a B.S. in chemical engineering from Michigan State University and a Ph.D. in chemical engineering from the University of California at Berkeley. Dr. Moon serves as a member of the board of directors of Thomas Jefferson University, and has previously served as a director of Michigan State University Foundation, Michigan Bank, Independence One Mutual Fund, Michigan General Corporation, Maxco Energy, and Progressive Dynamics Corporation.

     JAMES G. PETCOFF (age 46). Mr. Petcoff has served as president and chief executive officer of North Pointe Financial Services, Inc., a provider of insurance and other financial services, since 1986. Since 1999, Mr. Petcoff has also served as president and chief executive officer of Queensway Financial Holdings Limited, a Canadian holding company affiliated with North Pointe Financial Services, Inc. He received an M.B.A. and a J.D. from the University of Detroit. Mr. Petcoff is a director of Lease Corporation of America.

     PAUL A. ROSENBAUM (age 59). Mr. Rosenbaum serves Rentrak as its current Chairman and Chief Executive Officer since his election on September 19, 2000. Prior to his current position at Rentrak, Mr. Rosenbaum founded SWR Corporation in 1994 and continues to serve as its chief executive officer. SWR Corporation designs, tests, and markets industrial chemicals. Mr. Rosenbaum has also been engaged in the private practice of law through his own firm specializing in corporate and administrative law since 1978. He received a B.S. in American studies from Springfield College and a J.D. from The George Washington University Law School.

     STANFORD C. STODDARD (age 71). Mr. Stoddard has been chairman of LaGrande Capital, L.L.C., a financial consulting firm with offices in Southfield, Michigan, since his retirement more than five years ago. During his 30-year banking career, Mr. Stoddard was President of Michigan National Bank of Detroit, Chairman of the out state Michigan National Bank, and Founder, President and Chairman of Michigan National Corporation, the parent bank holding company of the banks. Mr. Stoddard is currently chairman of MTC Capital Corporation, the holding company for Michigan Trust Bank. Mr. Stoddard is a former director of Chatham Supermarkets, Inc., Michigan National Corporation, Michigan National Bank, Michigan National Bank of Detroit, Florida Leasing and

Capital Corporation, Federal Home Life Insurance Company, FHF Life Insurance Company and the Chamber of Commerce of the United States of America. Mr. Stoddard graduated from the University of Michigan with a B.A. in business administration.

     See "CERTAIN RELATIONSHIPS AND TRANSACTIONS" for a discussion of certain agreements and relationships between Rentrak and its directors.

                                   PROPOSAL 2

                 AMENDMENT OF THE 1997 EQUITY PARTICIPATION PLAN

BACKGROUND

     The 1997 Equity Participation Plan (the "Plan") was approved by Rentrak's shareholders at the 1997 annual meeting, and amended at the 1998 and 1999 annual meetings. At this year's annual meeting, the shareholders are being asked to approve an amendment to the Plan to increase the number of shares of Rentrak common stock available for issuance under the Plan by 475,000 shares, to a total of 2,075,000 shares. The amendment was adopted by the board of directors on May 8, 2002, subject to shareholder approval. If the proposed amendment is not approved, the Plan will continue in effect as if the amendment had not been made.

     Over the past five years, Rentrak has granted stock options as an incentive to attract, retain, and reward key employees, including officers, nonemployee directors, and outside consultants, and to strengthen the mutuality of interests between its employees and shareholders. The board of directors believes that its ability to make grants of stock-based incentive awards is essential to enable Rentrak to continue to attract, retain, and reward key employees, as well as to attract and retain qualified nonemployee directors.

DESCRIPTION OF THE PLAN

     The summary set forth below outlines the material features of the Plan. For the complete provisions of the Plan, please refer to the copy of the Plan, as amended, attached to this proxy statement as Appendix B.

ELIGIBILITY; TYPES OF AWARDS

     Under the Plan, employees, including officers, nonemployee directors, and consultants of Rentrak, including its subsidiaries, are eligible to receive, as determined by the Compensation Committee of the board of directors (the "Committee") (the board with respect to grants to nonemployee directors), (1) stock options (either incentive stock options ("ISOs") or nonstatutory stock options), (2) restricted stock awards, (3) performance awards, (4) stock payments, (5) deferred stock awards, and (6) dividend equivalents. On April 1 of each year during which the Plan is in effect, all nonemployee directors of Rentrak receive an automatic annual grant of options for 10,000 shares, and any nonemployee chairman of the board, as well as each nonemployee board committee chair, receives an additional automatic annual grant of options for 2,500 shares.

     As of June 15, 2002, approximately 15 employees and five nonemployee directors of Rentrak were eligible to participate in the Plan. Consultants who provided services to Rentrak, other than services of a capital-raising nature, are also eligible to receive stock-based awards under the Plan. As of June 15, 2002, options for 237,950 shares of Rentrak common stock granted under the Plan had been exercised, options to purchase a total of 1,278,112 shares were outstanding, and 83,938 shares of common stock were available for future awards under the Plan (prior to the May 2002 amendment). Also as of June 15, 2002, options had been granted under the Plan, as follows: Paul A. Rosenbaum, Chairman and Chief Executive Officer, 300,000 shares; F. Kim Cox, President, 96,428 shares; Michael Lightbourne, Executive Vice President, 246,000 shares; Mark Thoenes, Chief Financial Officer, 70,000 shares; Amir Yazdani, Vice President and Chief Information Officer, 210,000 shares; all executive officers as a group (including the persons named above), 1,199,928 shares; all then non-employee directors as a group, 128,500 shares; and all non-executive employees and consultants as a group, 108,634 shares. Additional information regarding Rentrak's equity compensation plans is set forth in the tables under the headings "Option Grants in Last Fiscal Year," "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values," and "Equity Compensation Plan Information" below.

ADMINISTRATION

     The Committee administers the Plan, other than with respect to option grants to nonemployee directors, in its sole discretion. The Committee must be comprised of at least two directors, each of whom qualifies as both a "nonemployee director" for purposes of the exemptions from short-swing profit liability contained in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code, which limits the deductibility of executive compensation. The Committee selects the participants to receive awards under the Plan, determines the types of awards to be granted to participants, determines the number of shares or share units subject to such awards and determines the terms and conditions of individual award agreements. Each award under the Plan is nontransferable, other than by will or the laws of descent and distribution. The Committee has the authority to interpret the Plan with respect to awards, to establish, amend, and revoke any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the Plan's administration. The full board of directors administers the Plan with respect to option grants to nonemployee directors and has the same authority of the Committee as described above.

     The Plan was adopted effective February 27, 1997, and will remain in effect until awards have been granted covering all available shares and all outstanding awards under the Plan have been exercised, settled, or terminated, or until the Plan is otherwise terminated. The board or the Committee may amend, modify, suspend or terminate the Plan at any time, but no such action may materially and adversely impact the rights of the holder of an outstanding award under the Plan. Shareholder approval will be required as to any amendment that increases the limit on the maximum number of shares issuable under the Plan or the number of shares that may be subject to an individual award or as otherwise required by applicable law, rule, regulation, or listing standards of a securities exchange or quotation system.

TYPES OF AWARDS

     STOCK OPTION GRANTS. The Committee may grant ISOs to Rentrak employees and nonstatutory options to employees, consultants, and nonemployee directors of Rentrak. ISOs must be granted at or above 100% of fair market value of Rentrak's common stock on the date of grant. But if the participant already owns 10% of the total combined voting power of all outstanding shares of all classes of stock of Rentrak, including subsidiaries of Rentrak, the exercise price of an ISO must be at least 110% of the fair market value on the date of grant. In the case of nonstatutory options (other than automatic grants to nonemployee directors, which must have an exercise price equal to 100% of fair market value), the Committee will establish the exercise price, which may be more, less or equal to the fair market value of the common stock. On June 24, 2002, the per share closing price of the common stock on the Nasdaq Stock Market was $5.39.

     Stock options are exercisable for the period specified by the Committee in the award agreement, except that ISOs may not have a term of more than 10 years from the grant date, or five years from the grant date if the participant already owns more than 10% of the total combined voting power of all outstanding shares of all classes of stock of Rentrak, including subsidiaries. The Committee may establish a vesting period or schedule, if any, for the exercisability of stock options. The Committee also may, in its discretion, accelerate the exercisability of any stock option subject to any conditions imposed by the Committee.

     The maximum number of shares subject to options granted under the Plan to any individual participant during any calendar year may not exceed 400,000 shares of common stock. The aggregate fair market value of shares for which an employee may be granted ISOs that become exercisable for the first time during any calendar year may not exceed $100,000. No ISOs may be granted under the Plan after February 27, 2007. The recipient must agree to remain as an employee, director or consultant of Rentrak or a subsidiary for at least one year, unless the Committee provides for a shorter period.

     RESTRICTED STOCK. Restricted stock awards may be granted by the Committee to employees or consultants. Restricted stock awards will be subject to such terms and conditions as the Committee deems appropriate, including restrictions on voting rights and transferability, as well as the right of Rentrak to repurchase the shares upon termination of the recipient's employment or consultancy. The Committee may grant restricted stock awards that vest upon the attainment of performance targets qualifying as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The maximum number of shares subject to restricted stock awards granted under the Plan to any individual participant during any fiscal year may not exceed 400,000 shares of common stock. Potential categories of performance goals are described below. As consideration for the issuance of restricted stock, in addition to the payment of any purchase price, the participant must agree to remain as an employee or consultant of Rentrak for a period of at least one year after the grant date.

     PERFORMANCE   AWARDS,   DEFERRED   STOCK,   STOCK   PAYMENTS  AND  DIVIDEND
EQUIVALENTS. The Committee may grant "performance awards" to employees or consultants under the Plan. Performance awards may be linked to, or based on the appreciation in, the market value, book value, net profits, or other measure of the value of Rentrak's common stock or other performance criteria as determined by the Committee, in each case on a date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee will consider the contributions, responsibilities and other compensation of the participant, and any other such factors as the Committee deems relevant in light of the specific type of award. Payment of any performance award may be made in cash, in common stock, or a combination of both, as determined by the Committee.

     The Committee also may grant awards of "deferred stock" to employees or consultants under the Plan. Deferred stock entitles the participant to receive shares of Rentrak common stock upon the satisfaction of specified conditions. The number of shares of common stock subject to a deferred stock award will be determined by the Committee and may be linked to the market value, book value, net profits or other measure of value of the common stock or other performance criteria as determined by the Committee, in each case on a date or dates or over any period or periods determined by the Committee. Unless otherwise provided by the Committee, a recipient of a deferred stock award will have no rights as a shareholder with respect to such deferred stock until the award vests.

     "Stock payments" may be granted to employees or consultants under the Plan. The number of shares will be determined by the Committee and may be based upon the fair market value, book value, net profits or other measure of value of Rentrak common stock or other specific performance criteria deemed appropriate by the Committee, determined on the date the stock payment is made or on any date thereafter.

     The Committee may also grant "dividend equivalents" to employees or consultants in connection with any other award (other than restricted stock) under the Plan. Dividend equivalents provide a participant with cash payments equal to the dividend amount paid on the shares of common stock subject to unvested or unexercised options, unvested deferred stock awards, and unvested performance awards. Dividend equivalents are payable in cash or additional shares of common stock in accordance with a formula and are subject to limitations imposed by the Committee. Dividend equivalents granted with respect to stock options intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code will be payable regardless of whether the stock options are exercised.

     If the Committee intends that particular restricted stock awards, performance awards, deferred stock awards or stock payments will qualify as "performance based compensation" under Section 162(m), the awards or payments will be subject to any other required restrictions. These additional restrictions will include the achievement of specific performance goals related to one or more of the following: pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, and cost reductions or savings. During the first 90 days of each fiscal year, the Committee must select those persons, if any, who will be granted awards or payments qualifying under Section 162(m), select the performance goal or goals applicable to the relevant period, establish the various targets and bonus amounts which may be earned during the fiscal period in question, and specify the relationship between the targets and amounts to be earned by each participant. Following the completion of the relevant period, the Committee must certify in writing whether the applicable performance targets have been achieved for such period. The Committee may, in its discretion, reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee deems relevant to the assessment of individual or corporate performance during the relevant period.

     The Committee will establish the exercise and vesting period of any performance award, deferred stock award, stock payment or dividend equivalent. Performance awards, deferred stock awards and stock payments may not cover more than 400,000 shares of common stock per participant per fiscal year. The participant must agree to remain as an employee or consultant of Rentrak or any subsidiary for a period of at least one year, unless the Committee provides for a shorter period.

CERTAIN ADJUSTMENTS

     In the event of any change in capitalization affecting Rentrak's common stock, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other form of reorganization, or any other distribution with respect to the common stock other than regular cash dividends, the Committee may make such substitution or adjustment, if any, that it deems to be equitable as to the number and kind of shares or other securities issued or reserved for issuance under the Plan, the limits on awards to individual participants, and outstanding awards under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of participation in the Plan for Rentrak and participants will depend upon the types of awards that are granted from time to time. In the case of nonstatutory stock options, in general, a participant will recognize ordinary compensation income at the time of exercise in an amount equal to the difference between the value of the shares subject to the option at the date of exercise and the exercise price. Any gain upon sale of the shares in excess of the fair market value of the shares on the date of exercise will be capital gain and any loss will be a capital loss.

     In the case of ISOs that meet the requirements of Section 422 of the Internal Revenue Code, a participant will not realize taxable income upon the grant of an ISO or upon the issuance of shares when the option is exercised. The amount realized on the sale or taxable exchange of the shares in excess of the exercise price will be a capital gain and any loss will be a capital loss. However, if the sale or exchange occurs less than one year after exercise of the option or two years after grant of the option, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which the lesser of (1) the fair market value on the date of exercise or (2) the amount realized on sale of the shares, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an ISO is treated as a nonstatutory stock option.

     In the case of performance-contingent awards and restricted stock awards, in general, a participant will not recognize any income upon issuance of an award. Generally, the participant will be required to recognize ordinary compensation income at the date or dates, if any, that shares vest in an amount equal to the value of such shares plus any cash received at the date of vesting. With respect to awards of restricted stock, a participant may file an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code within 30 days of the receipt of the stock. In that event, the participant will recognize ordinary income in the year the stock is received on the difference between the fair market value of the stock at the time of receipt and the amount paid for the stock, if any. The participant will not recognize additional income when the restricted shares vest.

     To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an ISO, Rentrak will not be entitled to any tax deduction. In all other cases, Rentrak will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to awards.

     The information in this proxy statement concerning federal income tax consequences is intended only for the general information of shareholders. Participants in the Plan should consult their own tax advisors as federal income tax consequences may depend upon the particular terms of individual awards and the specific circumstances of individual participants.

NEW PLAN BENEFITS

     As of the date of this proxy statement, no awards had been made with respect to the 475,000 additional shares authorized under the May 2002 amendment of the Plan.

SHAREHOLDER APPROVAL

     The amendment to the Plan to increase the shares issuable under the Plan by 475,000 shares will be approved if the votes cast in person or by proxy at the annual meeting in favor of the amendment exceed the votes cast opposing approval. If a broker or nominee submits a proxy on behalf of a beneficial holder of common stock that expressly does not cast a vote on this proposal, the proxy will not be counted and, as a result, will have no effect on the outcome of the vote on this proposal. Abstentions also have no effect on results of the voting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT TO THE PLAN.


                      COMMITTEES AND MEETINGS OF THE BOARD

     The board of directors has a standing Finance Committee, Audit Committee and Compensation Committee. The board of directors does not have a nominating committee.

     The Finance Committee is comprised of Joon Moon, Chair, George Kuper and Paul Rosenbaum and is responsible for evaluating strategic financial issues facing Rentrak.

     The Audit Committee is presently comprised of Cecil Andrus, Chair, James Petcoff and Stanford Stoddard and is responsible for evaluating the integrity of Rentrak's financial reporting to shareholders. During the fiscal year ended March 31, 2002, the Audit Committee held five meetings.

     The Compensation Committee is presently comprised of James Petcoff, Chair, and Cecil Andrus and is responsible for evaluating the performance of Rentrak's management and making compensation decisions regarding Rentrak's executive employees. During the fiscal year ended March 31, 2002, the Compensation Committee met two times.

     During the fiscal year ended March 31, 2002, the board of directors held four regular meetings, each of which were conducted in person. While in office, each director nominated for reelection above attended at least 75 percent of the total number of meetings held by the board of directors and the committees of the board of directors on which he served during the fiscal year ended March 31, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 24, 2002, certain information regarding the beneficial ownership of Rentrak common stock by (i) each person known to be the beneficial owner of 5 percent or more of Rentrak's outstanding shares of common stock, (ii) each director of Rentrak, (iii) Rentrak's Chief Executive Officer and the next four most highly compensated executive officers who were employed by Rentrak at March 31, 2002 (the "Named Executive Officers"), and (iv) the present directors and executive officers of Rentrak as a group.

                                             SHARES BENEFICIALLY OWNED
-----------------------------------   ------------------     ------------------
NAME                                      NUMBER (1)            PERCENTAGE (1)
-----------------------------------   ------------------     ------------------

Cecil Andrus                                18,500                    *
F. Kim Cox                                 363,942                  3.6%
George Kuper                                21,500                    *
Michael Lightbourne                        178,000                  1.8%
Joon Moon                                   18,500                    *
James Petcoff                               15,000                    *
Paul Rosenbaum                             312,220                  3.1%
Stanford Stoddard                           89,500                    *
Mark Thoenes                                 5,000                    *
Amir Yazdani                               119,984                  1.2%

All executive officers and               1,324,562                 12.4%
directors as a group (15 persons)

Dimension Fund Advisors, Inc.              506,070 (2)              5.1%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

Walt Disney Company                      1,234,562 (3)             11.2%
500 South Buena Vista St.
Burbank, California

* Less than 1%

----------------------------------

(1) Unless otherwise indicated, each person has sole voting and dispositive power over the shares listed opposite his name. All percentages have been calculated assuming that 9,827,231 shares of Rentrak common stock are issued and outstanding as of June 24, 2002. In accordance with SEC regulations, the number of shares and percentage calculation with respect to each shareholder assumes the exercise of all outstanding options such shareholder holds and that can be exercised within 60 days after June 24, 2002, as follows: Cecil Andrus, 17,500 shares; F. Kim Cox, 315,036 shares; George Kuper, 17,500 shares; Michael Lightbourne, 84,000 shares; Joon Moon, 17,500 shares; James Petcoff, 15,000 shares; Paul Rosenbaum, 100,000 shares; Mark Thoenes, 5,000 shares; Amir Yazdani, 108,478 shares; and all executive officers and directors as a group, 850,319 shares.

(2)    Dimension Fund Advisors,  Inc., a registered investment advisor,  filed a
       Schedule 13K on February 12, 2002, reporting sole voting and dispositive power as to 506,070 shares.

(3) Represents shares of common stock subject to warrants that are currently exercisable.

                               EXECUTIVE OFFICERS

     The names, ages, positions and backgrounds of Rentrak's present executive officers in addition to Paul Rosenbaum are as follows:


                                  POSITION
 NAME                     AGE    HELD SINCE   CURRENT POSITION(S) WITH RENTRAK AND BACKGROUND
 ----                     ---    ----------   -----------------------------------------------
F. Kim Cox                49        2000      President  and  Secretary.  From 1999 until 2000,  Mr. Cox served as Executive Vice  President,  Secretary and Treasurer.  From 1995
                                              until 1999,  Mr. Cox served as  Executive  Vice  President,  Chief
                                              Financial  Officer,  Secretary  and  Treasurer.  Prior to  joining
                                              Rentrak in 1985, Mr. Cox was an attorney in private  practice and, prior to that, an accountant with Arthur Andersen LLP.

 Craig Berardi            44        1998      Vice  President,  International.  Mr.  Berardi  served in various operational  roles at Rentrak from 1994 to 1998.  Prior to that he served as Director of Finance at Warner Brothers Studios.

 Timothy Erwin            33        2000      Vice  President,  Customer  Relations.  Mr. Erwin  has been  with
                                              Rentrak  for 15 years and,  prior to his  promotion  in June 2000, held  positions  including  Manager of Customer  Services  and Key
                                              Accounts and Director of Customer Relations.

 Marty Graham             44        2002      Senior Vice  President,  Studio  Relations.  Mr.  Graham was Vice
                                              President,  Product  Development  from 1991 to May 2002.  Prior to
                                              joining   Rentrak  in  October   1988  as   Director   of  Product
                                              Development,   Mr.   Graham   served  as   General   Manager   and
                                              Secretary/Treasurer of Pacific Western Video Corporation.

 Michael Lightbourne      55        1997      Executive  Vice  President.   Mr. Lightbourne   was  Senior  Vice
                                              President,   Marketing,   of  Rentrak  from  1992  to  1996,  Vice
                                              President,  Marketing,  from 1991 to 1992,  and  Director of Sales from 1988 to 1991.

 Richard Nida             55        1998      Vice President,  Investor Relations.  Prior to joining Rentrak in
                                              September  1998,  Mr.  Nida served as the  Director  of  Corporate
                                              Communications  and Investor Relations for Payless ShoeSource from
                                              1988 to August 1998.

 Christopher Roberts      34        1994      Vice President,  Sales.  Prior to becoming Vice President,  Sales in 1994, Mr. Roberts was Rentrak's  National  Director of Sales, a
                                              position he held beginning in September 1992.

 Mark Thoenes             49        2001      Chief  Financial  Officer.  From July 1,  2000,  to  December 31,
                                              2000,  Mr. Thoenes  was engaged as an outside  consultant to serve as Rentrak's Chief Financial  Officer.  Prior to that, Mr. Thoenes served as Chief Financial  Officer for PhyCor of Vancouver,  Inc.,
                                              and served as Chief  Operating  Officer  for  Physician  Partners,
                                              Inc., both health care companies, from 1996 until joining Rentrak.

 Amir Yazdani             42        2001      Vice President and Chief  Information  Officer.  Mr. Yazdani  was
                                              Vice  President,   Management  Information  Systems  of  Rentrak's
                                              subsidiary  3PF.COM,  Inc.,  from  1999  to  June  2001  and  Vice
                                              President,  Management Information Systems of Rentrak from 1993 to
                                              1999.


                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid by Rentrak to the Named Executive Officers during the fiscal years ended March 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                     ANNUAL COMPENSATION                 Compensation
                                              -----------------------------------
                                                                                       -----------------
                                                                                            Awards
                                                                                       -----------------
                             Fiscal Year                                                  Securities
                                Ended                                  Other Annual       Underlying        All Other
         Name and             March 31,      Salary        Bonus       Compensation      Options/SARs     Compensation
  Principal Position (1)                      ($)           ($)           ($)(2)             (#)             ($)(3)
---------------------------- ------------ ------------- ------------ ----------------- ----------------- ----------------
Paul Rosenbaum, Chairman        2002        $391,186      $87,500        $55,095            200,000          $1,500
and Chief Executive Officer     2001        152,500             0         23,703            100,000               0

F. Kim Cox, President and       2002        209,601        20,000              0                  0           6,198
Secretary                       2001        201,044        40,000              0              5,000(4)        5,647
                                2000        191,029        85,000              0             32,623           5,571

Michael Lightbourne,            2002        207,551         6,630              0                  0           9,399
Executive Vice President        2001        196,132             0              0             10,000           8,951
                                                                                              2,500(4)
                                2000        188,255        50,000              0             10,000           8,201
Mark Thoenes,                   2002        191,606         5,000              0                  0           1,500
Chief Financial Officer         2001         42,000             0              0             20,000          99,373

Amir Yazdani,                   2002        205,074        30,000              0            120,000           3,220
Vice President and Chief        2001        197,959        30,000              0             10,000           2,911
Information Officer                                                                          15,000(4)
                                2000        188,255        12,500              0             10,000           2,939



(1)  Reflects principal position as of March 31, 2002.

(2) Amounts disclosed in this column include monthly lease and maintenance payments on automobiles of $11,692 in 2002 and $3,302 in 2001 to Mr. Rosenbaum and payments to Mr. Rosenbaum for housing in Portland, Oregon, of $37,931 in 2002 and $17,762 in 2001.

(3) Amounts disclosed in this column reflect the following matching contributions during fiscal 2002 on behalf of the Named Executive Officers under Rentrak's 401(k) plan: Paul Rosenbaum $1,500; F. Kim Cox, $1,500; Michael Lightbourne, $1,500; Mark Thoenes, $1,500; and Amir Yazdani,
     $1,500. Rentrak also made payments to supplemental disability and life insurance plans during fiscal 2002 for the following Named Executive
     Officers: F. Kim Cox, $4,698; Michael Lightbourne, $7,899; and Amir Yazdani, $1,720.

(4) Represents options to purchase shares of 3PF.COM, Inc. ("3PF"), common stock.

STOCK OPTION GRANTS

     The following table sets forth information concerning stock option grants to each of the Named Executive Officers during the fiscal year ended March 31, 2002. Rentrak did not grant any stock appreciation rights to executive officers during the fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE VALUE
                                                                                              AT ASSUMED ANNUAL RATES
                                                                                            OF STOCK PRICE APPRECIATION
                                  INDIVIDUAL GRANTS (1)                                          FOR OPTION TERM (2)
------------------------------------------------------------------------------------------- ------------------------------
                               NUMBER OF        % OF TOTAL
                               SECURITIES         OPTIONS
                               UNDERLYING       GRANTED TO
                                OPTIONS        EMPLOYEES IN      EXERCISE     EXPIRATION
NAME                            GRANTED         FISCAL YEAR        PRICE         DATE          5% ($)         10% ($)
---------------------------- --------------- ------------------ ------------ -------------- -------------- ---------------

Paul Rosenbaum                200,000(3)         57.47%            $3.160 (4)  9/11/2011       $397,462     $1,007,245
F. Kim Cox                             -             -              -              -                  -              -
Michael Lightbourne                    -             -              -              -                  -              -
Mark Thoenes                           -             -              -              -                  -              -
Amir Yazdani                  120,000(5)         34.48%             3.400 (6)  7/11/2011        256,589        650,247


-------------------------------

(1) Options granted include both incentive stock options and nonqualified stock options.

(2)  These   calculations   are  based  on  certain   assumed  annual  rates  of
     appreciation  as  required  by SEC  rules  and  regulations  governing  the disclosure of executive  compensation.  Under these rules, an assumption is made that the market price of the shares underlying the stock options shown in this  table  could  appreciate  at  rates  of 5% and 10% per  annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option  exercises are dependent on the future  performance of the common stock of Rentrak, and overall stock market conditions.  There can be no  assurance  that  the  gains  reflected  in  this  table  will be achieved.

(3)  Option vests in full on August 30, 2002.

(4) The exercise price per share equals the fair market value of Rentrak's common stock based on the closing sales price on the last trading day preceding the date of grant.

(5)  Option vests in three equal annual installments.

(6) The exercise price per share equals the value of Rentrak's common stock based on the closing sales price on the next trading day following the date of grant.

STOCK OPTION EXERCISES

     The following table sets forth certain information concerning stock option exercises by each of the Named Executive Officers during the fiscal year ended March 31, 2002, and the value of in-the-money options (e.g., options as to which the market value of Rentrak common stock exceeds the exercise price of the options) held by such individuals on March 31, 2002. The value of in-the-money options is based on the difference between the exercise price of such options and the closing price of Rentrak common stock on March 28, 2002, which was $7.00 per share. As 3PF's common stock is not publicly traded, outstanding options are not deemed to be in-the-money as the current value of the stock is not presently ascertainable. Unless otherwise indicated, the options listed below are for Rentrak common stock.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND
                          FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                       OPTIONS AT FISCAL YEAR-END (#)        FISCAL YEAR-END ($)

                                                       ------------------------------ ------------------------------
                            SHARES
                         ACQUIRED ON       VALUE
         NAME            EXERCISE(#)    REALIZED ($)    EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------- --------------- -------------- --------------- -------------- ------------------------------

Paul Rosenbaum                   0          $      0       100,000         200,000    $   350,000     $   768,000
                                                           318,701          45,096        686,707          87,560
F. Kim Cox                       0                 0             0           5,000 (1)          0               0


Michael Lightbourne              0                 0        48,000          48,000        160,123         160,997
                                                                 0           2,500 (1)          0               0

Mark Thoenes                     0                 0         5,000          15,000         24,060          72,180
                                                            79,317         120,000        215,404         432,000
Amir Yazdani                     0                 0             0          15,000 (1)          0               0


(1)      Option to purchase shares of 3PF's common stock.


EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth additional information as of March 31, 2002, about shares of Rentrak's common stock that may be issued upon the exercise of options, warrants, and other rights under its existing equity compensation plans and arrangements, divided between plans approved by Rentrak's shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, warrants, and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights. The table does not reflect the additional shares covered by an amendment to the 1997 Equity Participation Plan being submitted for shareholder approval which is discussed in Proposal 2 of this proxy statement.


                                                                                               Number of Securities
                                                                                              Remaining Available for
                                  Number of Securities to be    Weighted-Average Exercise      Future Issuance Under
                                   Issued Upon Exercise of        Price of Outstanding       Equity Compensation Plans
                                     Outstanding Options,               Options,               (excluding securities
         PLAN CATEGORY               Warrants and Rights           Warrants and Rights        reflected in first column
         -------------               --------------------          -------------------        -------------------------



Equity compensation plans
approved by shareholders(1)               1,458,765                      $4.0638                      584,711

Equity compensation plans or
arrangements not approved by              1,401,256                      $6.1685                      457,092
shareholders(2)                           ---------                      -------                     ---------

          Total                           2,860,021                      $5.0950                    1,041,803
                                          ---------                      -------                     ---------



(1)  Equity compensation plans approved by shareholders  include the 1986 Second
     Amended  and  Restated  Stock  Option  Plan,  as  amended,  the 1997 Equity
     Participation Plan, as amended, and the 1992 Employee Stock Purchase Plan.

(2) Equity compensation plans or arrangements approved by the board of directors but not submitted for shareholder approval include the 1997
     Non-Officer Employee Stock Option Plan and warrants to purchase an aggregate of 1,234,562 shares of common stock issued by Rentrak to Walt
     Disney Company in 1995 and 1998 with an exercise price of $6.578 per share in connection with Disney's agreement to supply videocassettes to Rentrak.


     The 1997 Non-Officer Employee Stock Option Plan was adopted by the board of directors effective March 31, 1997, and, as amended, provides for the issuance of up to 800,000 shares of common stock pursuant to nonstatutory options granted to employees or consultants of Rentrak who are not officers or directors of the Rentrak. The Compensation Committee determines the terms of each option grant, including the number of shares covered, the exercise price, the expiration date, and provisions regarding vesting and exercisability following termination of employment.

COMPENSATION OF DIRECTORS

     Rentrak compensates its non-employee directors for their services by payment of $500 for each board meeting they attend in person or by telephone conference call. Each director who serves on a board committee receives payment of $500 for attending each in-person or telephone conference committee meeting. In addition, three non-employee directors are each paid a retainer of $22,500 per year (including $2,500 for service on the Audit Committee) and two non-employee directors are each paid a retainer of $20,000 per year. Rentrak also reimburses directors for their travel expenses for each meeting attended in person. See also "CERTAIN RELATIONSHIPS AND TRANSACTIONS."

     Each non-employee director receives an automatic grant, at the beginning of each fiscal year, of a ten-year option to purchase 10,000 shares of Rentrak common stock, with a grant of an option for an additional 2,500 shares to each chairman of a board committee. Accordingly, on April 1, 2002, Messrs. Andrus and Petcoff and Dr. Moon each received an option for 12,500 shares; and Messrs. Kuper and Stoddard each received an option for 10,000 shares; each at an exercise price of $6.85 per share and exercisable in full one year after the date of grant. In addition, on August 16, 2001, Mr. Stoddard was granted a ten-year option to purchase 5,000 shares of Rentrak common stock at an exercise price of $3.16 per share, which will become exercisable in full on August 16, 2002. All grants to non-employee directors are made under Rentrak's 1997 Equity Participation Plan.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     PAUL ROSENBAUM. Rentrak has entered into an employment agreement with Mr. Rosenbaum relating to his employment as Chairman and Chief Executive Officer. The agreement was initially effective for one year beginning October 1, 2001, and has been extended for an additional 12 months to September 30, 2003. In the event of a change in control of Rentrak, the term of the agreement will be automatically extended to December 31 of the third calendar year following the year in which the change in control occurs. A change in control includes (1) the acquisition by a person or group of beneficial ownership of 25% or more of the combined voting power of Rentrak's then outstanding capital stock, (2) the election of directors a majority of whom are not individuals nominated by Rentrak's then incumbent directors, and (3) the approval by Rentrak's shareholders of a plan of complete liquidation, a sale of substantially all of Rentrak's assets, or a merger or similar transaction other than a transaction in which Rentrak's shareholders continue to hold at least 75% of the combined voting power of the voting securities of the surviving entity immediately following the transaction, in each case unless the event otherwise constituting a change in control has been approved by two-thirds of Rentrak's directors then in office. The agreement with Mr. Rosenbaum provides for an annual base salary of $450,000, subject to annual review by the board of directors in its sole discretion as to whether to increase (but not decrease) his base salary level. The agreement also provides for the lease of an automobile for use by Mr. Rosenbaum and for employee benefits available to officers and other management employees generally. Upon termination of Mr. Rosenbaum's employment by reason of death, his estate will be entitled to a lump sum payment of $500,000 less any amounts payable under any life insurance policies purchased by Rentrak for the benefit of Mr. Rosenbaum's dependents. Upon termination of Mr. Rosenbaum's employment by Rentrak without cause or by Mr. Rosenbaum with good reason before a change in control of Rentrak occurs, Mr. Rosenbaum will be entitled to an additional 12 months' salary and benefits as long as Mr. Rosenbaum does not compete with Rentrak during that 12-month period. Cause is defined as a material breach of the agreement by Mr. Rosenbaum, his failure to comply with Rentrak's general policies or standards or to perform any job duties, a felony conviction or plea of no contest, or any act by Mr. Rosenbaum constituting fraud, dishonesty involving Rentrak, or in competition with or materially detrimental to Rentrak. Good reason is defined as Rentrak's failure to comply with the agreement or an act or failure to act by Rentrak that constitutes a substantial adverse change in Mr. Rosenbaum's position or responsibilities or a reduction in his base salary. Upon termination without cause or for good reason following a change in control and during the term of the agreement, Mr. Rosenbaum will be entitled to a lump sum payment equal to three times his annual base salary plus continuation of benefits for three years, subject to reduction to the extent that Mr. Rosenbaum's after-tax benefit would be larger after taking into account any excise tax payable on such severance as an excess parachute payment.



     F. KIM COX. Effective April 1, 1998, Rentrak entered into a four-year employment agreement with Mr. Cox. Under the agreement, Mr. Cox received an annual salary of $206,636 for the fiscal year ended March 31, 2002. If Mr. Cox is terminated for certain reasons other than for "cause" (as defined in the agreement), he is entitled to receive one year's base salary, subject to reduction should Mr. Cox find alternative employment of "comparable status" (as defined in the agreement), or if he does not exercise his best efforts to find such employment. If Mr. Cox is terminated for cause, he will receive only the amount of compensation accrued through the date of termination. If Mr. Cox's employment is terminated due to his death or disability, he (or his legal representative) is entitled to receive all compensation accrued as of the date of termination plus a lump sum severance payment equal to 180 days' base salary. The agreement has been extended through March 31, 2003.

     MICHAEL LIGHTBOURNE. Effective July 10, 1997, Rentrak entered into a five-year employment agreement with Mr. Lightbourne under which he is employed as Executive Vice President. Under the agreement, Mr. Lightbourne's initial annual base salary was $170,000, subject to increase each year during the term of the agreement in an amount equal to the greater of five percent or the change in the Consumer Price Index for the preceding year. If Mr. Lightbourne's employment is terminated by Rentrak without "cause" (as defined in the agreement) or by Mr. Lightbourne due to a material breach of the agreement by Rentrak, he is entitled to receive severance equal to all compensation payable in installments as if still employed through the end of the agreement, subject to reduction by the amount of any compensation received from all other employment during the severance period. If terminated for cause, he will receive only the full amount of all compensation accrued as of the date of termination. If Mr. Lightbourne's employment is terminated due to his death or disability, he (or his estate or legal representative) will receive, in a lump sum, all compensation that would otherwise have been paid during the term of the agreement, reduced by amounts payable under any life or disability insurance coverage provided by Rentrak. If Mr. Lightbourne's employment is terminated by death or by Rentrak other than for cause, all his outstanding stock options will vest immediately. The agreement is scheduled to expire on July 9, 2002, at which time he would be entitled to receive a $75,000 bonus. Finally, Mr. Lightbourne is entitled to one year's salary continuance if his employment agreement is not renewed or is terminated by Rentrak for any reason other than for cause, in addition to any other amounts payable under other terms of his agreement. Rentrak is currently negotiating with Mr. Lightbourne regarding the terms of an extension of his agreement.

     MARK THOENES. Effective January 1, 2001, Rentrak entered into an employment agreement expiring December 31, 2005, with Mr. Thoenes providing for his employment as Rentrak's Vice President and Chief Financial Officer. The agreement provides for an annual base salary of $168,000, subject to a minimum annual increase of 5% and other employee benefits provided from time to time to Rentrak's executives. The agreement also provided for an initial option grant with respect to 20,000 shares of Rentrak common stock and for option grants as to an additional 7,500 shares each year. Upon termination of Mr. Thoenes's employment by reason of death or disability, he or his estate will be entitled to a lump sum severance payment equal to six months' salary. If Mr. Thoenes's employment is terminated by Rentrak other than for cause within two years after a change in control of Rentrak, or by Mr. Thoenes for good reason, he will be entitled to receive a lump sum severance payment equal to one year's base salary or all base salary payable during the remaining term of the agreement, whichever is less. If his employment is terminated by Rentrak prior to a change in control or more than two years after a change of control for reasons other than death, disability or cause, he will be entitled to a lump sum severance payment equal to one year's base salary. Upon termination for any reason other than cause, Mr. Thoenes's options will vest in full to the extent not otherwise vested.


     AMIR YAZDANI. Rentrak entered into a five-year employment agreement with Mr. Yazdani effective July 1, 2001, relating to his employment as Rentrak's Chief Information Officer. The term of the agreement will be extended automatically for an additional 12 months unless either party gives notice that the agreement will not be extended by December 31, 2004. The agreement provides for an annual base salary of $206,634, subject to annual review for increase on or before April 1 each year. Under the agreement, Mr. Yazdani also received an option grant relating to 120,000 shares of Rentrak common stock. See the table under "Option Grants in Last Fiscal Year" above. Upon termination of Mr. Yazdani's employment by Rentrak without cause or by Mr. Yazdani for good reason, prior to or more than two years following a change in control of Rentrak, Mr. Yazdani will be entitled to receive severance payments equal to a continuation of his base salary through the later of one year following the date of termination and June 30, 2004. If Mr. Yazdani's employment is terminated during the term of the agreement without cause or for good reason within two years following a change in control, the severance payments to which he would otherwise be entitled as described in the preceding sentence will be reduced if his after-tax benefit would thereby be larger after taking into account all income and excise taxes.

                          REPORT OF THE AUDIT COMMITTEE

     The "Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee of the board of directors reports to the board and is responsible for overseeing Rentrak's financial reporting process, the systems of internal accounting and financial controls established by management, and the annual independent audit of Rentrak's financial statements. The Audit Committee is comprised of three directors, each of whom meets the independence requirements under current National Association of Securities Dealers corporate governance standards. The Audit Committee's activities are governed by a written charter adopted by the board on May 19, 2000. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

     In discharging its responsibilities, the Audit Committee and its individual members have met with management and Rentrak's independent auditors (through May 9, 2002, Arthur Andersen LLP and since May 9, 2002, KPMG LLP), the successor accounting firm selected by the board of directors at the Audit Committee's recommendation (see "Independent Accountants" below) to review Rentrak's accounting functions and the audit process. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence.

     Based on its review and discussions with management and the independent auditors, the Audit Committee recommended to the board of directors that the audited financial statements for the fiscal year ended March 31, 2002, be included in Rentrak's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Cecil Andrus (Committee Chair)      James Petcoff     Stanford Stoddard

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The "Report of the Compensation Committee on Executive Compensation" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of Rentrak is charged with determining the compensation of all executive officers of Rentrak. These decisions are based on Rentrak's executive compensation philosophy. This compensation philosophy has four primary principles: (i) linking executive compensation to the creation of sustainable increases in shareholder value; (ii) providing executive compensation rewards contingent upon organizational performance; (iii) differentiating compensation based on individual contribution; and (iv) encouraging the retention of a sound management team.

     To implement this philosophy, executive compensation has been comprised of three primary components - annual salary, performance bonuses and a long-term incentive program consisting of stock option grants. Ownership of shares of Rentrak's common stock by executives is encouraged and forms a significant component of the total executive compensation package. In addition, competitive factors are considered in determining executive compensation.

                                  ANNUAL SALARY

     Rentrak has entered into employment agreements with its executive officers other than its Chief Executive Officer which typically establish a base annual salary rate and may provide for annual increases in salary during the term of the agreement. Base salary rates reflect the level of duties and responsibilities of each executive officer, the executive officer's experience and prior performance, and competitive factors in Rentrak's industry.

                               PERFORMANCE BONUSES

     In May 2002, the board of directors, at the Compensation Committee's recommendation, established a bonus pool in the total amount of $560,000 to recognize employee performance in fiscal 2002. Paul A. Rosenbaum was awarded and paid a bonus in the amount of $100,000.

                           LONG-TERM INCENTIVE PROGRAM

     Stock option grants are used to motivate employees to focus on Rentrak's long-term performance, and Rentrak has long maintained stock option plans for key employees, including all executive officers. In some instances, option grants are specified in an officer's employment agreement. The size of each option grant is based upon such factors as the employee's duties,
responsibilities,   performance,  experience  and  anticipated  contribution  to
Rentrak.

     Stock options are typically awarded to executive officers on an annual basis. Additional grants may be made in the event of an executive officer's promotion. In fiscal 2002, Rentrak granted options to purchase a total of 320,000 shares of common stock to its executive officers, including a 200,000 share grant to Mr. Rosenbaum as discussed below.

     COMPENSATION OF PAUL A. ROSENBAUM, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     Paul A. Rosenbaum has served as Chairman and Chief Executive Officer of Rentrak since September 19, 2000. Effective October 2001, Mr. Rosenbaum entered into an employment agreement with Rentrak, expiring September 30, 2003. The agreement with Mr. Rosenbaum provides for an initial annual base salary of $450,000.

The salary level was established based on Mr. Rosenbaum's prior work experience and expectations and compensation levels at companies of similar size and scope. As part of the agreement, the board of directors granted an option to purchase 200,000 shares of Rentrak's common stock, fully vesting August 30, 2002, to Mr. Rosenbaum in recognition of his service to Rentrak and to further align his interests with those of Rentrak's other shareholders. In May 2002 Mr. Rosenbaum was awarded and paid a bonus in the amount of $100,000.

Submitted by the Compensation Committee of the Board of Directors:

James Petcoff (Committee Chair)     Cecil Andrus

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF RENTRAK CORPORATION, NASDAQ MARKET INDEX, MG MEDIA INDUSTRY GROUP, AND PEER GROUP

     The chart on the next page compares the five year cumulative total return on Rentrak's common stock with that of the NASDAQ Market index, the MG Media Industry Group, and a group of peer companies selected by Rentrak. The chart assumes $100 was invested on April 1, 1996 in Rentrak's common stock, the NASDAQ Market index, the media industry group, and the peer group, and that any dividends were reinvested. The media industry group represents all public companies reported by Media General Services as having the same company-level Standard Industrial Classification (SIC) Code as Rentrak that are also generally involved in the movie entertainment business. The peer group is composed of the companies within the video distribution business and internet fulfillment business reflected in the 2001 peer group appearing in last year's proxy materials as follows: Hastings Entertainment, Inc., Blockbuster, Inc., Big Star Entertainment, Inc., Hollywood Entertainment Corp., Movie Gallery, Inc., Valley Media, Inc., and PFS Web, Inc.

     The following chart shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



                        [PERFORMANCE GRAPH APPEARS HERE]




       Measurement Period                        NASDAQ        Rentrak-Selected
     (FISCAL YEAR COVERED)     RENTRAK CORP.  MARKET INDEX       PEER GROUP
     ---------------------     -------------   ------------       ----------
 Measurement PT - 3/29/97         $100.00       $100.00            $100.00
            3/31/98               $345.46       $151.57             $77.72
            3/31/99               $102.27       $204.77             $78.45
            3/31/00               $200.00       $380.94             $55.68
            3/31/01               $134.09       $152.35             $48.74
            3/30/02               $254.54       $153.23             $89.10

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2002, members of the Compensation Committee included Cecil Andrus, James Petcoff, and George Kuper. Mr. Kuper resigned from the Compensation Committee effective April 24, 2001, when he was appointed Chief Operating Officer of Rentrak's subsidiary 3PF.Com, Inc. ("3PF).

     Rentrak Japan, a joint venture formed by Rentrak and Culture Convenience Club Co., Ltd. ("CCC") to distribute video cassettes, DVDs, and video games on a revenue-sharing basis throughout Japan, entered into a Business Cooperation Agreement (Framework) with Rentrak in 1998. Under the agreement, Rentrak Japan agreed to pay Rentrak an annual royalty equal to 1.67 percent of the first $47.9 million of Rentrak Japan's sales and 0.5 percent of Rentrak Japan's sales in excess of $47.9 million, based on a June 1 to May 31 royalty year. Effective April 2, 2001, Rentrak and Rentrak Japan entered into a restructuring of their relationship as evidenced by execution of an Agreement Concerning Changes to the Business Cooperation Agreement. Pursuant to the Agreement Concerning Changes, Rentrak transferred exclusive rights to implement its Pay-Per-Transaction (PPT(R)) system within specified countries in the Far East, including related trademark and other intellectual property rights, to Rentrak Japan. In exchange for the transfer, Rentrak Japan made a lump sum cash payment of $5.65 million to Rentrak and released certain of Rentrak's payment obligations totaling $1.3 million. As a part of the transaction, Rentrak Japan's obligation to pay annual royalties to Rentrak in connection with use of its PPT system was terminated.

     Rentrak concurrently sold to So-Tsu Company ("So-Tsu"), an affiliate of CCC and Rentrak Japan, 300,000 shares of Rentrak Japan stock, or approximately 5.6 percent of the outstanding Rentrak Japan shares, in exchange for a cash payment of $4.0 million. Rentrak also repurchased from Rentrak Japan 614,000 shares of Rentrak's common stock for a cash payment of $2.4 million, or $3.875 per share. Rentrak repurchased an additional 390,000 shares of its common stock for the same price per share, or a total of $1.5 million, from CCC. In October 2001, Rentrak exercised its right under the Agreement Concerning Changes to sell its remaining 180,000 shares of Rentrak Japan stock, representing approximately 3.4 percent of the outstanding Rentrak Japan shares for approximately $2.4 million in cash. Rentrak also sold to So-Tsu 1 percent of Rentrak's equity interest in 3PF for a cash payment of $1 million at the end of April 2001.

     In August 1999, Rentrak and Rentrak Japan formed Rentrak International, LLC ("RIC"), an Oregon limited liability company, for the purpose of developing the PPT system in certain international markets. RIC was dissolved pursuant to a dissolution agreement entered into by Rentrak and Rentrak Japan as of September 30, 2000, and Rentrak Japan relinquished its right to receive repayment of its $180,000 capital contribution and other accrued amounts as part of the April 2001 restructuring transaction.


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     In June 2000, the then directors of Rentrak approved a program to make loans available to those officers of Rentrak who were parties to an employment agreement with Rentrak for the purpose of allowing them to exercise their vested, unexercised "out of the money" employee stock options. Outstanding loans under this program bear interest at the federal funds rate in effect on the date of each loan (6.5 percent per annum) and interest is payable annually. The principal amount of the loan is due on the earliest to occur of: (1) one year prior to the expiration of the term of the borrower's current employment agreement with Rentrak, (2) one year after the borrower leaves Rentrak's employment unless such departure follows a "change of control" (which occurred as a result of the replacement of Rentrak's board of directors on September 19,
2000), (3) five years from the date of the loan, or (4) one year from the date of the borrower's death. The loans are secured by the stock purchased upon the exercise of the options. The loans are without recourse (except as to the stock securing the loans) as to principal and are with full recourse against the borrower as to interest. The Rentrak board of directors discontinued the program as to new loans in November 2000.

     During fiscal 2001, several Rentrak officers obtained loans from Rentrak under the option loan program. Ron Berger, then Chairman and Chief Executive Officer of Rentrak, entered into three loan agreements, related promissory notes in the aggregate amount of $7,350,624 and stock pledge agreements in connection with his exercise of options to purchase a total of 1,495,750 shares of Rentrak common stock During 2001, under the terms of his loan agreement, Mr. Berger surrendered his option loan shares in full satisfaction of the outstanding principal balance and accrued interest.

     Two other officers have outstanding loans under the option loan program as follows: Michael Lightbourne, Executive Vice President, entered into a loan agreement, promissory note in the amount of $355,375, and stock pledge agreement relating to his exercise of options on August 30, 2000, to purchase 94,000 shares of Rentrak common stock; and Richard Nida, Vice President, Investor Relations, exercised options for a total of 5,000 shares in August and September 2000 and entered into loan agreements, promissory notes totaling $22,190, and pledge agreements in connection with the exercises.

     Dr. Joon S. Moon, a Rentrak director, received a fee totaling approximately $241,500 for his services in negotiating the April 2001 transactions with Rentrak Japan and related parties. Dr. Moon also received a fee in the amount of approximately $48,000 in connection with the October 2001 sale of the remaining 180,000 shares of Rentrak Japan stock held by Rentrak.

     On April 24, 2001, George Kuper, a Rentrak director, was appointed Chief Operating Officer of 3PF with operational management responsibility for the company. Mr. Kuper was compensated for his services to 3PF as an outside consultant through December 2002 in the amount of $15,000 per month.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Rentrak's directors and officers and persons who beneficially own more than ten percent of the outstanding shares of Rentrak's common stock ("ten percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of Rentrak. To Rentrak's knowledge, based solely upon a review of the copies of Forms 3, 4 and 5 (and amendments thereto) furnished to Rentrak or otherwise in its files, all of Rentrak's officers, directors and ten percent shareholders complied in a timely manner with all applicable Section 16(a) filing requirements, except as follows:

     o Stanford C. Stoddard, a Rentrak director, filed his initial report of beneficial ownership after it was due.

     o James G. Petcoff, a Rentrak director, reported a sale of Rentrak common stock after the report was due.

                             INDEPENDENT ACCOUNTANTS

     Rentrak's independent public accountants for the fiscal year ended March 31, 2002, were Arthur Andersen LLP through May 9, 2002. On May 9, 2002 based on a recommendation of the Audit Committee, the board of directors approved the dismissal of Arthur Andersen LLP as its independent public accountants. Arthur Andersen LLP's reports on the consolidated financial statements of Rentrak and the subsidiaries for the fiscal years ended March 31, 2000, and March 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission. A copy of a letter addressed to the Securities and Exchange Commission from Arthur Andersen LLP stating that it agrees with the above statements was attached as Exhibit 16 to Form 8-K filed by the registrant with the Securities and Exchange Commission, dated May 10, 2002.

     Also on May 9, 2002, based upon a recommendation of the Audit Committee and approval of the board of directors, the firm of KPMG LLP was engaged to be Rentrak's independent public accountants. From March 31, 1999 until May 9, 2002, Rentrak had not consulted KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Rentrak's financial statements, or concerning any disagreement or reportable event with Arthur Andersen LLP.

     The board of directors intends to continue to retain KPMG LLP during the current fiscal year. No election, approval or ratification of the choice of independent public accountants by the shareholders is required. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of Rentrak's financial statements for the fiscal year ended March 31, 2002, and their review of the interim financial statements included in Rentrak's quarterly reports on Form 10-Q for that fiscal year through May 9, 2002, were $56,478 Since May 9, 2002, the aggregate fees billed by KPMG LLP for professional services rendered for the audit of Rentrak's financial statements for the fiscal year ended March 31, 2002 were $78,142.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal 2002, neither Arthur Andersen LLP or KPMG LLP provided any professional services to Rentrak with regard to financial information systems design and implementation.

ALL OTHER FEES

     Fees billed for services provided to Rentrak by Arthur Andersen LLP during fiscal 2002, other than the services described above under "Audit Fees," were $108,620. Such fees were for services rendered in connection with income tax consulting, planning and return preparation and various other consulting matters. The Audit Committee of the board has considered whether the provision of these services to Rentrak is compatible with maintaining the independence of Rentrak's independent public accountants.

                              FINANCIAL INFORMATION

     A copy of Rentrak's 2002 Annual Report on Form 10-K, including audited financial statements, is being sent to shareholders with this proxy statement.

                     INFORMATION CONCERNING THE SOLICITATION

     Rentrak will bear all costs and expenses associated with this solicitation. In addition to solicitation by mail, directors, officers, and employees of
Rentrak may solicit proxies from shareholders, personally or by telephone, facsimile, or e-mail transmission, without receiving any additional remuneration. Rentrak has asked brokerage houses, nominees and other agents and fiduciaries to forward soliciting materials to beneficial owners of Rentrak common stock and will reimburse all such persons for their expenses.

                                           By Order of the Board of Directors,

                                           F. Kim Cox
                                           PRESIDENT AND SECRETARY

Portland, Oregon
July 8, 2002

                                                                     APPENDIX A


                              RENTRAK CORPORATION
                             AUDIT COMMITTEE CHARTER

PURPOSE OF THE AUDIT COMMITTEE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Rentrak Corporation (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overseeing (a) the financial reports and other financial information the Company provides to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls and (c) the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

     The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP ON THE AUDIT COMMITTEE

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers.

         Accordingly, all Committee members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

         2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

         In addition, at least one member of the Committee will have accounting or related financial management expertise or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

         1. The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

         2. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q. The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

         3. The Committee shall:

            o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

            o  discuss  with  the  outside   auditors   any  such   disclosed
               relationships   and  their   impact  on  the  outside   auditor's
               independence; and

            o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

         4. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                                                      APPENDIX B


                       THE 1997 EQUITY PARTICIPATION PLAN

                                       OF

                               RENTRAK CORPORATION



         Rentrak Corporation, an Oregon corporation, has adopted The 1997 Equity Participation Plan of Rentrak Corporation (the "Plan"), effective February 27, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                    ARTICLE I.
                                   DEFINITIONS

         1.1 GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

         1.2 AWARD LIMIT.  "Award  Limit"  shall mean  400,000  shares of Common
Stock.

         1.3 BOARD.  "Board"  shall mean the Board of  Directors of the Company.

         1.4 CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

         (a) Any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
     Act) of securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

         (b) There is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         1.5 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.6 COMMITTEE. "Committee" shall mean the Stock Option Committee of the Board, or another committee of the Board, appointed as provided in
Section 8.1.

         1.7 COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

         1.8 COMPANY. "Company" shall mean Rentrak Corporation, an Oregon corporation.

         1.9 CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

         (a) A merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

         (b) The sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

         (c) Any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

         1.10 DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

         1.11 DIRECTOR. "Director" shall mean a member of the Board.

         1.12 DIVIDEND EQUIVALENT. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

         1.13 EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.14 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.15 FAIR MARKET VALUE. "Fair Market Value" as of a given date means the value of a share of Common Stock which is equal to (i) the last sale price of the Common Stock as reported on such date, or if no sales are reported on that date, then the last preceding date on which a sale was reported, if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq Stock Market ("Nasdaq"); (ii) the average of the closing representative bid and asked prices of the Common Stock reported on such date, or if no prices are reported on such date, then the last preceding date on which prices are reported, if the Common Stock is not listed on any national securities exchange or quoted on Nasdaq but is traded in the over-the-counter market; or (iii) the fair market value of a share of Common Stock as determined by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith, if the Common Stock is not listed on a national securities exchange, quoted on Nasdaq, or traded in the over-the-counter market.

         1.16 GRANTEE. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment, or an award of Deferred Stock, under this Plan.

         1.17 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         1.18 INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.19 NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

         1.20 OPTION. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

         1.21 OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

         1.22 PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

         1.23 PLAN. "Plan" shall mean The 1997 Equity Participation Plan of Rentrak Corporation.

         1.24 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         1.25 RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

         1.26 RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

         1.27 RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

         1.28 SECTION 162(M) PARTICIPANT. "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

         1.29 STOCK PAYMENT. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under Article VII of this Plan.

         1.30 SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.31 TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.32 TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

         1.33 TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.
                             SHARES SUBJECT TO PLAN

2.1      SHARES SUBJECT TO PLAN.

         (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock or Stock Payments shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed two million seventy-five thousand (2,075,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

         2.2 ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.
Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

         3.1 ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

         3.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         3.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

         3.4 GRANTING OF OPTIONS

         (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

               (i) Select from among the Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

               (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

               (iv) Determine the terms and conditions of such Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

         (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

         (d) (i) During the term of the Plan, each person who is an Independent Director shall automatically be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in
     Section 9.3) on April 1st of each year; PROVIDED, HOWEVER, that each such person who is Chairman of the Board or of any Board committee shall automatically be granted an Option to purchase an additional two thousand five hundred (2,500) shares of Common Stock (subject to adjustment as provided in Section 9.3) on April 1st of each year. All the foregoing Option grants authorized by this Section 3.4(d)(i) are subject to stockholder approval of the Plan.

               (ii) The Board may from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

               (1) Determine whether, in its opinion, the Independent Directors (or any of them) should be granted Non-Qualified Stock Options in addition to the Options granted pursuant to Section 3.4(d)(i);

               (2) Subject to the Award Limit, determine the number of shares to be subject to such Non-Qualified Stock Options granted to selected Independent Directors; and

               (3) Determine the terms and conditions of such Non-Qualified Stock Options, consistent with this Plan.

                                  ARTICLE IV.
                                TERMS OF OPTIONS

         4.1 OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         4.2 OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

         4.3 OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more then ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

4.4      OPTION VESTING.

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee (or the Board, in the case of Options granted to Independent Directors) otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

         (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         4.5 CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

         5.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

         (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

         (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c) In the event that the Option shall be exercised pursuant to Section
     9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a promissory note (which may be without recourse or of limited recourse as determined by the Committee or the Board) bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v), and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

         5.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         5.4 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

         5.6 LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. Unless earlier terminated pursuant to Section 9.3(c)(ii) or 9.3(c)(viii), no Option granted to an Independent Director pursuant to Section 3.4(d)(i) may be exercised to any extent by anyone after the first to occur of the following events:

         (a) The expiration of twelve (12) months from the date of the Optionee's death;

         (b) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

         (c) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

         (d) The expiration of ten years from the date the Option was granted.

                                  ARTICLE VI.
                            AWARD OF RESTRICTED STOCK

         6.1 AWARD OF RESTRICTED STOCK

         (a) The Committee may from time to time, in its absolute discretion:

               (i) Select from among the Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

         (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

         (c) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

         6.2 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         6.3 CONSIDERATION. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the

Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

         6.4 RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.5.

     6.5 RESTRICTION. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

         6.6 REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

         6.7 ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         6.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

         6.9 PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

         (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock awards to a Section 162(m) Participant that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, and (vii) cost reductions or savings.

         (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(c) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

         6.10 MAXIMUM AWARD PER FISCAL YEAR. The maximum number of shares of Restricted Stock that may be awarded under the Plan to any individual during any fiscal year shall not exceed the Award Limit.(i)

                                  ARTICLE VII.
                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

         7.1 PERFORMANCE AWARDS. Any Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or consultant.

         7.2 DIVIDEND EQUIVALENTS. Any Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Deferred Stock or Performance Award is granted, and the date such Option, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

         7.3 STOCK PAYMENTS. Any Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

         7.4 DEFERRED STOCK. Any Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

         7.5 PERFORMANCE AWARD AGREEMENT, DIVIDEND EQUIVALENT AGREEMENT, DEFERRED STOCK AGREEMENT, STOCK PAYMENT AGREEMENT. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         7.6 TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

         7.7 EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

         7.8 PAYMENT ON EXERCISE. Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

         7.9 CONSIDERATION. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

         7.10   PROVISIONS    APPLICABLE   TO   SECTION   162(M)   PARTICIPANTS.

         (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a
     Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, and (vii) cost reductions or savings.

         (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

         7.11 MAXIMUM AWARD PER FISCAL YEAR. The value of Performance Awards that may be awarded under the Plan to any individual during any fiscal year shall not exceed the Award Limit to the extent that the awards are based on the value of a specified number of shares of Common Stock. The maximum number of shares of Deferred Stock that may be awarded to any individual during any fiscal year shall not exceed the Award Limit.

                                  ARTICLE VIII.
                                 ADMINISTRATION

         8.1 STOCK OPTION COMMITTEE. The Stock Option Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         8.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend, or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         8.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. In administering the Plan, the Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written


         8.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE IX.
                            MISCELLANEOUS PROVISIONS

         9.1 NOT TRANSFERABLE. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

         9.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 9.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock
Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.4.

         9.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

         (a) Subject to Section 9.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

               (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

               (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

               (iii) The grant or exercise price with respect to any Option, Performance Award, Dividend Equivalent or Stock Payment.

         (b) Subject to Sections 9.3(b)(vii) and 9.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

               (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

               (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or
         (ii) the provisions of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

               (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

               (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under
         Section 6.6 or forfeiture under Section 6.5 after such event; and

               (vii) None of the foregoing discretionary actions taken under this Section 9.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(iii) above, each Option granted to an Independent

         Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

         (c) Subject to Section 9.3(d) and 9.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

         (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

         9.4 APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said 12-month period, all Options, Performance Awards, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

         9.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

         9.6 LOANS. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         9.7 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

         9.8 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Restricted Stock or performance or incentive award described in
Article VII intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to
Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

         9.9 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

         9.10 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         9.11 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         9.12 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

                               RENTRAK CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RENTRAK CORPORATION (THE "COMPANY").

     The undersigned hereby appoints each of Paul A. Rosenbaum and F. Kim Cox as proxies, with full power of substitution, and hereby authorizes them to represent and to vote as designated below, all the shares of the Company's common stock held of record by the undersigned on June 24, 2002, at the annual meeting of the shareholders to be held at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, on August 22, 2002, at 10 a.m., Pacific Daylight Time, or any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED, THE PROXIES NAMED ABOVE WILL VOTE FOR EACH DIRECTOR NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

-------------------------------------------------------------------------------
                        PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors unanimously recommends a vote FOR each of the nominees named in Proposal 1.

Nominees:  Cecil D. Andrus,            |_|FOR election     |_|WITHHOLD
George H. Kuper, Joon S. Moon,         election of         vote from
James G. Petcoff, Paul A. Rosenbaum,   all director        all nominees
Stanford C. Stoddard                   nominees
                                       (except as
                                       noted below)

To withhold authority to vote for any individual nominee, identify the nominee in the space below:
Exceptions:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             PROPOSAL 2: AMENDMENT OF 1997 EQUITY PARTICIPATION PLAN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

Approval of amendment of             |_|FOR   |_|AGAINST   |_|ABSTAIN
1997 Equity Participation Plan
-------------------------------------------------------------------------------

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Please date and sign exactly as name appears hereon. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Dated:              , 2002
           -------------

     Signature                   Signature if held jointly
              ----------------                            -----------------

     Please mark, sign, date and return the proxy using the enclosed envelope.